Exhibit 4.1

FOURTH SUPPLEMENTAL INDENTURE

THIS FOURTH SUPPLEMENTAL INDENTURE, dated as of November 15, 2018 (this “Supplemental Indenture”), is between Allergan Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg registered with the Luxembourg Register of Commerce and Companies under number B187.310 (the “Company”), the Guarantors (as defined in the Base Indenture (as defined below)) and Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, pursuant to Section 3.01 of the Indenture, dated as of March 12, 2015, between the Company, the Guarantors and the Trustee (the “Base Indenture”), the Company may from time to time issue and sell Securities (as defined in the Base Indenture) in one or more series, and pursuant to Section 7.01 of the Base Indenture, the Company may establish the form or terms of Securities of any series issued thereunder through one or more supplemental indentures;

WHEREAS, the Company desires by this Supplemental Indenture to create and authorize 3 new series of Securities entitled as follows: (i) “Floating Rate Notes due 2020” (the “Floating Rate Notes”), limited initially to €700,000,000 in aggregate principal amount, (ii) “1.500% Senior Notes due 2023” (the “2023 Notes”), limited initially to €500,000,000 in aggregate principal amount and (iii) “2.625% Senior Notes due 2028” (the “2028 Notes”), limited initially to €500,000,000 in aggregate principal amount (the “2028 Notes” and, together with the Floating Rate Notes and 2023 Notes, the “Notes”), and to provide the terms and conditions of the Notes and upon which the Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Supplemental Indenture;

WHEREAS, the Company has duly authorized the execution and delivery of this Supplemental Indenture to establish the Floating Rate Notes, the 2023 Notes and the 2028 Notes each as series of Securities under the Base Indenture and to provide for, among other things, the issuance and form of each series of Notes and the terms, provisions and conditions thereof;

WHEREAS, the Floating Rate Notes, the 2023 Notes and the 2028 Notes are 3 series of Securities and are being issued under the Base Indenture, as supplemented by this Supplemental Indenture (as supplemented, the “Indenture”), and are subject to the terms contained therein and herein;

WHEREAS, each series of Notes is guaranteed by each of the Guarantors pursuant to the terms of the Base Indenture;

WHEREAS, the Floating Rate Notes, the 2023 Notes and the 2028 Notes are to be substantially in the form attached hereto as Exhibit A-1, Exhibit B-1 and Exhibit B-2, respectively; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as provided in the Base Indenture and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to make this Supplemental Indenture a legal, binding and enforceable agreement, have been done and performed.

NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes are executed, registered, authenticated, issued and delivered, and in consideration of the foregoing premises and the purchase of such Notes by the Holders thereof, the Company, the Guarantors and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the Holders from time to time of the Notes, as follows:

Section 1. Definitions. Terms used in this Supplemental Indenture and not defined herein shall have the respective meanings given such terms in the Base Indenture. The following terms have the meanings given to them in this Section 1:

“2023 Notes” has the meaning set forth in the Recitals.

“2028 Notes” has the meaning set forth in the Recitals.

“Base Indenture” has the meaning set forth in the Recitals.

“Business Day” means any day (1) that is not a Saturday, Sunday or other day on which banking institutions in New York City, London or another place of payment on the Notes are authorized or required by law to close and (2) on which the TARGET2 System, or any successor thereto, is open.

“Calculation Agent” shall initially mean Elavon Financial Services DAC, U.K. Branch, or any successor appointed from time to time by the Company acting as calculation agent in respect of the Floating Rate Notes.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a German government bond whose maturity is closest to the maturity of the applicable series of Notes to be redeemed, or if such Independent Investment Banker in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of the Reference Bond Dealers, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by the Independent Investment Banker.

“Clearstream” means Clearstream Banking S.A. or any successor securities clearing agency.

“€” or “euro” means the single currency introduced at the third stage of the European Economic and Monetary Union pursuant to the Treaty on the Functioning of the European Union, as amended from time to time.

“Euroclear” means Euroclear Bank SA/NV or any successor securities clearing agency.

“Floating Rate Notes” has the meaning set forth in the Recitals.

“Global Note” means, for each series of Notes, one or more permanent fully-registered global notes in book-entry form, without coupons, deposited with, or on behalf of, the Depositary or its nominee, and registered in the name of the Depositary or its nominee, substantially in the form of Exhibit A-1, Exhibit B-1 and Exhibit B-2 attached hereto. Each Global Note is a “Global Security” within the meaning of the Base Indenture.

“Indenture” has the meaning set forth in the Recitals.

“Independent Investment Banker” means the Reference Bond Dealer appointed by the Company.

“Notes” has the meaning set forth in the Recitals.

“Person” means any individual, corporation, company, partnership, limited liability company, joint stock company, business trust, trust, unincorporated association, joint venture or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Reference Bond Dealer” means each of Barclays Bank PLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc and Morgan Stanley & Co. International plc, and their respective successors.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

“TARGET2 System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer system.

“TARGET System Day” means any day in which the TARGET2 System, or any successor thereto, is open for business and a day on which commercial banks are open for dealings in euro deposits in the London interbank market.

“Subsidiary” means, with respect to any specified Person:

(1)

any corporation, company, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, company, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person (or a combination thereof); and

(2)

any partnership or limited liability company of which (a) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (b) such Person or any subsidiary of such Person is a controlling general partner or otherwise controls such entity.

“Supplemental Indenture” has the meaning set forth in the Preamble.

Section 2. Creation and Authorization of Series.

(a) There is hereby created and authorized the following 3 new series of Securities to be offered and issued under the Base Indenture, to be designated as the:

(i)	“Floating Rate Notes due 2020,”

(ii)	“1.500% Senior Notes due 2023,” and

(iii)	“2.625% Senior Notes due 2028.”

(b) The Floating Rate Notes shall be limited initially to €700,000,000 in aggregate principal amount, the 2023 Notes shall be limited initially to €500,000,000 in aggregate principal amount and the 2028 Notes shall be limited initially to €500,000,000 in aggregate principal amount. Notwithstanding the foregoing initial aggregate principal amounts, the Company may, from time to time and without consent of any Holders of the Notes, re-open any series of Notes on terms identical in all respects to the outstanding Notes of such series (except for the date of issuance, the date interest begins to accrue and, in certain circumstances, the first interest payment date), so that such additional notes shall be consolidated with, form a single series with and increase the aggregate principal amount of the Notes of such series; provided, however, that the additional notes shall have a separate CUSIP number unless: (i) the additional notes and the outstanding Notes of the original series are treated as part of the same “issue” of debt instruments for U.S. federal income tax purposes, (ii) the additional notes are issued pursuant to a “qualified reopening” of the outstanding Notes of the original series for U.S. federal income tax purposes or (iii) the additional notes are, and the outstanding Notes of the original series were, issued without or with less than a de minimis amount of original issue discount for U.S. federal income tax purposes. Such additional notes shall have the same terms as to ranking, redemption, guarantees, waivers, amendments or otherwise, as the applicable series of Notes, and will vote together as one class on all matters with respect to such series of Notes.

(c) The form of security for the Floating Rate Notes is Exhibit A-1, the form of security for the 2023 Notes is Exhibit B-1 and the form of security for the 2028 Notes is Exhibit B-2.

(d) The date on which the principal is payable on each series of the Notes, unless accelerated pursuant to the Base Indenture, shall be as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit B-1 or Exhibit B-2.

(e) The Notes of each series shall bear interest as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit B-1 or Exhibit B-2. The Interest Payment Dates, and the Regular Record Dates for the determination of Holders of the Notes to whom such interest is payable, for each series, shall be as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit B-1 or Exhibit B-2.

(f) The Notes of each series shall be redeemable at the option of the Company to the extent and as set forth in the applicable form of security attached hereto as Exhibit A-1, Exhibit B-1 or Exhibit B-2.

(g) The Notes of each series will be issued only in fully registered form, without coupons, in denominations provided herein and in the applicable form of security attached hereto as Exhibit A-1, Exhibit B-1 or Exhibit B-2.

(h) The covenants specified in the Base Indenture will apply to the Notes of each series, including, without limitation, the covenants set forth in Section 4.01 (Payment of Principal, Premium and Interest on Securities), Section 4.02 (Maintenance of Office or Agency), Section 4.03 (Money for Securities Payments to be Held in Trust), Section 4.04 (Reports), Section 4.05 (Compliance Certificate), Section 4.06 (Taxes), Section 4.07 (Stay, Extension and Usury Laws), Section 4.08 (Liens), Section 4.09 (Holding Company Status), Section 4.10 (Limitation on Sale and Leaseback Transactions), Section 4.11 (Repurchase of Securities Upon a Change of Control), Section 4.12 (Calculation of Original Issue Discount) and Article 8 (Merger, Amalgamation, Consolidation or Sale of Assets).

(i) The Events of Default specified in the Base Indenture will apply to the Notes of each series.

(j) [Reserved]

(k) The defeasance and covenant defeasance provisions of Article 10, and the satisfaction and discharge provisions of Article 11, of the Base Indenture will apply to the Notes. In addition, if the Company effects a defeasance or a satisfaction and discharge of the Floating Rate Notes, the Company shall calculate the amount that the Company must irrevocably deposit with the Trustee by assuming that the interest rate applicable to the Floating Rate Notes through the maturity date is the interest rate in effect on the Floating Rate Notes on the date that the Company funds with the Trustee, with any deficit required to be deposited with the Trustee on or prior to the corresponding redemption date, and with any excess on such redemption date required to be returned to the Company by the Trustee.

(l) The Notes of each series shall be issued in the form of one or more Global Securities substantially in the applicable form of security attached hereto as Exhibit A-1, Exhibit B-1 or Exhibit B-2. Notwithstanding any other provisions of the Base Indenture to the contrary, the Notes of each series will be initially deposited with a common depositary appointed by Euroclear and Clearstream. Additional provisions applicable to the Notes issued in the form of a Global Security are set forth in the applicable form of security attached hereto as Exhibit A-1, Exhibit B-1 or Exhibit B-2 and Sections 4 and 5 hereof.

(m) The Notes shall be issuable only in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(n) Notwithstanding any other provisions of the Base Indenture to the contrary, U.S. Bank National Association will initially act as the Registrar for the Notes of each series and Elavon Financial Services DAC, U.K. Branch, will initially act as the Paying Agent with respect to the Notes of each series. The Payment Office will be located at 125 Old Broad Street, Fifth Floor, London, EC2N 1AR, United Kingdom. Elavon Financial Services DAC, U.K. Branch, will initially act as the Calculation Agent for the Floating Rate Notes.

(o) The provisions of Article 13 (Additional Amounts) of the Base Indenture shall apply to the Notes; provided, however, that, for purposes of the Notes, (i) Section 13.01(a) shall be amended by replacing “or any jurisdiction from or through which payment is made by or on behalf of such Payor” with “or within any jurisdiction imposing or levying any tax solely due to the Payor being treated as engaged in business in such jurisdiction for tax purposes, or any jurisdiction from or through which payment is made by or on behalf of such Payor” and (ii) Section 13.01(b) of the Base Indenture shall be amended by replacing “the statement requirements of Sections 871(h)(2)(B)(ii) or 881 (c)(2)(B)(ii) of the Code” with “IRS Form W-8BEN or W-8BEN-E” and by deleting clauses (v) and (vi) thereof.

(p) Except as otherwise set forth herein and in the Notes, the terms of the Notes shall be as set forth in the Base Indenture, including those made part of the Base Indenture by reference to the Trust Indenture Act.

Section 3. Effect of Supplemental Indenture. This Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The provisions of this Supplemental Indenture are intended to supplement those of the Base Indenture as in effect immediately prior to the execution and delivery hereof. The Base Indenture shall remain in full force and effect except to the extent that the provisions of the Base Indenture are expressly modified by the terms of this Supplemental Indenture. The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the Notes, the Base Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

This Supplemental Indenture shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series. Notwithstanding any other provision of this Section 3 or the Base Indenture or this Supplemental Indenture to the contrary, to the extent any provisions of this Supplemental Indenture or any Note issued hereunder shall conflict with any provision of the Base Indenture, the provisions of this Supplemental Indenture (including the terms and conditions of each series of Notes set forth in Section 2 hereof) shall govern.

Section 4. Issuance in Euro. (a) Principal, including any payments made upon any redemption or repurchase of the Notes, premium, if any, and interest payments in respect of the Notes will be payable in euros.

(b) Distributions of principal, premium, if any, and interest with respect to any Global Security will be credited in euros to the extent received by Euroclear or Clearstream from the Paying Agent to the cash accounts of Euroclear or Clearstream customers in accordance with the relevant system’s rules and procedures.

(c) If on or after the Issue Date, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to use or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

(d) For purposes of determining the results of any voting process that requires the Holders of series of Securities denominated in U.S. dollars and series of Securities denominated in euros to vote as one class, the Company (acting reasonably and in good faith) shall calculate the U.S. dollar equivalent of the principal amount of any such euro-denominated Securities on the basis of (i) the rate mandated by the U.S. Federal Reserve Board as of the close of business on the date of original issuance of such Securities or (ii) in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, the U.S. dollar/euro exchange rate published in The Wall Street Journal on or most recently prior to such date.

(e) For purposes of the Notes, the Base Indenture shall be amended by replacing each instance of “Eastern time” with “time in the place of payment”.

Section 5. Global Securities. (a) Each series of the Notes shall be issued in the form of one or more Global Notes, duly executed by the Company and authenticated by the Trustee, which shall be deposited with, or on behalf of, the Depositary or its nominee, as common depositary for, and in respect of interests held through, Clearstream and Euroclear, and registered in the name of the Depositary or its nominee. Unless and until any such Global Notes are exchanged for Notes of the applicable series in certificated form, such Global Notes may be transferred, in whole but not in part, only to a Depositary for Euroclear or Clearstream or their nominee.

(b) If the applicable Depositary is at any time unwilling or unable to continue as Depositary for any of the Global Notes and a successor Depositary is not appointed by Clearstream and Euroclear within 90 days, or if the Company has been notified that both Clearstream and Euroclear have been closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or have announced an intention permanently to cease business or have in fact done so and no successor clearing system is available, the Company will issue the Notes in definitive registered form in exchange for the applicable Global Notes. The Company will also issue the Notes in definitive registered form in exchange for the applicable Global Notes if an Event of Default has occurred and is continuing with regard to the Notes represented by such Global Notes and has not been cured or waived.

(c) The Company may at any time and in its sole discretion determine not to have the Notes of any series represented by the applicable Global Note and, in that event, will issue the Notes of such series in definitive registered form in exchange for the applicable Global Note. In any such instance, an owner of a beneficial interest in the applicable Global Note will be entitled to physical delivery in definitive registered form of the Notes represented by such Global Note equal in principal amount to such beneficial interest and to have such Notes registered in its name. The Notes so issued in definitive form will be issued as registered in minimum denominations of €100,000 and integral multiples of €1,000 thereafter, unless otherwise specified by the Company. The Notes in definitive form can be transferred by presentation for registration to the registrar at the Company’s office or agency for such purpose and must be duly endorsed by the Holder or his attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to us or the registrar duly executed by the Holder or his attorney duly authorized in writing. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of definitive Notes.

(d) With respect to Notes in certificated form, references to Business Day will also mean any day on which banking institutions generally are open for business in the location of each office of a transfer agent, but only with respect to a payment or other action to occur at that office.

(e) The provisions of this Section 5 shall supplement (and, to the extent inconsistent therewith, supersede) Section 3.08 of the Base Indenture.

Section 6. Governing Law. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture and the Notes without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. The provisions of articles 470-1 to 470-19 of the Luxembourg law on commercial companies of 10 August 1915 (as amended) are not applicable to this Supplemental Indenture or the Notes.

Section 7. Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of the Notes of any series, it shall not be accountable for the Company’s use of the proceeds from the Notes of any series or any money paid to the Company or upon the Company’s direction under any provision of the Indenture or the Notes, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes of any series or any other document in connection with the sale of the Notes of any series or pursuant to this Supplemental Indenture other than its certificate of authentication.

Section 8. Calculation Agent. All calculations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Floating Rate Notes. So long as EURIBOR (or any Alternate Rate) is required to be determined with respect to the Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then-acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish EURIBOR (or an Alternate Rate, if applicable) for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint the Company or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

Section 9. Trust Indenture Act Controls. If any provision hereof limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act §318(c), the imposed duties shall control.

Section 10. Consent to Jurisdiction and Service of Process. Section 14.17 of the Base Indenture (Consent to Jurisdiction and Service of Process) shall apply to this Supplemental Indenture.

Section 11. Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e. a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes.

[The remainder of this page is left blank intentionally]

Execution

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

ALLERGAN FUNDING SCS, as the Company

For and on behalf of Allergan International Holding S.à r.l., a Luxembourg société à responsabilité limitée, having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg and registered with the Luxembourg register of commerce and companies under number B 172.484, in its capacity as General Partner of Allergan Funding SCS, itself represented by:

By:	/s/ Stephen Kaufhold
Name: Stephen Kaufhold Title: Class A Manager

By:	/s/ Cesar Acosta
Name: Cesar Acosta Title: Class B Manager

WARNER CHILCOTT LIMITED, as a Guarantor

By:	/s/ Stephen Kaufhold
Name: Stephen Kaufhold Title: Authorized Signatory

ALLERGAN CAPITAL S.à r.l., as a Guarantor

By:	/s/ Stephen Kaufhold
Name: Stephen Kaufhold Title: Class A Manager

By:	/s/ Cesar Acosta
Name: Cesar Acosta Title: Class B Manager

ALLERGAN FINANCE, LLC, as a Guarantor

By:	/s/ Stephen Kaufhold
Name: Stephen Kaufhold Title: Treasurer

WELLS FARGO BANK, National Association, as Trustee

By:	/s/ Maddy Hughes
Name: Maddy Hughes Title: Vice President

Execution

Exhibit A-1

[Face of Security]

ALLERGAN FUNDING SCS

Certificate No. FLR-2020-1

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A. (“CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM) AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF EUROCLEAR OR CLEARSTREAM OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

€700,000,000 FLOATING RATE NOTES DUE 2020

CUSIP No. 018489 AE4

ISIN No. XS1909193077

Allergan Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310 (the “Company”), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of the common depositary for Euroclear and Clearstream, or registered assigns, the principal sum of seven hundred million euros (€700,000,000) on November 15, 2020, and to pay interest thereon, at a variable rate, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: February 15, May 15, August 15 and November 15 of each year, with the first payment to be made on February 15, 2019.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

IN WITNESS WHEREOF, Allergan Funding SCS has caused this instrument to be duly signed.

ALLERGAN FUNDING SCS
For and on behalf of Allergan International Holding S.à r.l., a Luxembourg société à responsabilité limitée, having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg and registered with the Luxembourg register of commerce and companies under number B 172.484, in its capacity as General Partner of Allergan Funding SCS, itself represented by:

By:
Name: Title:

By:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

Dated

[Reverse of Security]

ALLERGAN FUNDING SCS

FLOATING RATE NOTES DUE 2020

1. Interest. Allergan Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310 (the “Company”), promises to pay or cause to be paid interest on the principal amount of these Securities at a rate per annum equal to EURIBOR (as defined below), as determined on the applicable Interest Determination Date (as defined below) by the Calculation Agent (as defined below), plus 0.350%; provided, however, that the minimum interest rate on the Securities shall not be less than 0.000%.

The rate of interest on these Securities shall be reset on the first day of each Interest Period (as defined below) other than the Initial Interest Period (as defined below).

The Company shall pay interest on the Securities quarterly on February 15, May 15, August 15 and November 15 of each year (each such date, an “Interest Payment Date”), with the first interest payment to be made on February 15, 2019. An “Interest Period” for the Securities means the period commencing on an Interest Payment Date and ending on the day preceding the next following Interest Payment Date (or, in the case of the Initial Interest Period, commencing on November 15, 2018). The “Initial Interest Period” shall be November 15, 2018 through February 14, 2019. The “Interest Determination Date” for an Interest Period shall be the second TARGET System Day preceding the first day of such Interest Period (or, in the case of the Initial Interest Period, November 13, 2018).

All payments of interest on the Securities due on any Interest Payment Date shall be made to the persons in whose names the Securities are registered at the close of business on the 15th calendar day immediately preceding the Interest Payment Date (whether or not a Business Day) (each such date, a “Regular Record Date”). However, interest that the Company pays on the Maturity Date (as defined below) shall be payable to the person to whom the principal shall be payable. The amount of interest for each day that the Securities are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of the Securities outstanding on such day. The amount of interest to be paid on the Securities for each Interest Period will be calculated by adding such Daily Interest Amounts for each day in such Interest Period.

If an Interest Payment Date, other than the Maturity Date, falls on a day that is not a Business Day, the interest payment shall be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date of the Securities falls on a day that is not a Business Day, the payment of interest and principal shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date. If any such Interest Payment Date, other than the Maturity Date, is postponed or brought forward as described above, the amount of interest for the relevant Interest Period will be adjusted accordingly.

“EURIBOR” shall be determined by the Calculation Agent in accordance with the following provisions:

(1) “EURIBOR,” with respect to any Interest Determination Date, shall be the offered rate for deposits of euros having a maturity of three months that appears on “Reuters Page EURIBOR 01” (or such other page as may replace “Reuters Page EURIBOR 01” on such service or any successor service for the purpose of displaying eurozone interbank offered rates for euro-denominated deposits of major banks) at approximately 11:00 a.m., Brussels time, on such Interest Determination Date. If no rate appears, then EURIBOR, in respect of that Interest Determination Date, shall be determined in accordance with the provisions described in (2) below.

(2) If no offered rate appears on “Reuters Page EURIBOR 01” on an Interest Determination Date, as specified in (1) above, EURIBOR shall be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., Brussels time, on such Interest Determination Date at which deposits in euros are offered to prime banks in the eurozone inter-bank market by the principal eurozone office of each of four major banks in such market selected and identified by the Company (the “Reference Banks”), for a term of three months commencing on the first day of the applicable Interest Period and in a principal amount of not less than €1,000,000 that is representative for a single transaction in euros in such market at such time. The Company shall ensure the Calculation Agent is provided with the complete contact details of the relevant personnel at each of the Reference Banks that they will be required to contact in order to obtain the relevant interest rate. The Calculation Agent shall request the principal eurozone office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, EURIBOR for such Interest Period shall be the arithmetic mean (rounded upwards) of such quotations. If fewer than two such quotations are provided, EURIBOR for such Interest Period shall be the arithmetic mean (rounded upwards) of the rates quoted at approximately 11:00 a.m., Brussels time, on such Interest Determination Date by three major banks in the eurozone, selected and identified by the Company, for loans in euros to leading European banks, for a term of three months, commencing on the first day of the applicable Interest Period and in a principal amount of not less than €1,000,000 that is representative for a single transaction in in euros such market at such time; provided, however, that if the banks so selected do not provide quotes as specified above, the interest rate for the applicable Interest Period shall be the same as the interest rate for the immediately preceding Interest Period, or, if none, the interest rate for the applicable Interest Period shall be the interest rate with respect to the Initial Interest Period.

Notwithstanding the paragraph immediately above, if the Company, in its sole discretion, determines that EURIBOR has been permanently discontinued and the Company has notified the Calculation Agent of such determination (a “EURIBOR Event”), the Calculation Agent will use, as a substitute for EURIBOR (the “Alternate Rate”) for each future interest determination date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for EURIBOR. As part of such substitution, the Calculation Agent may make such adjustments to the Alternate Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions, in each case that are consistent with market practice for the use of such Alternate Rate. If a EURIBOR Event has occurred, but for any reason an Alternate Rate has not been determined, the rate of EURIBOR for the next interest period will be set equal to the rate of EURIBOR for the then current interest period. All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all euro amounts used in or resulting from such calculation shall be rounded to the nearest cent (with one-half cent being rounded upwards). Promptly upon determination, the Calculation Agent shall inform the Trustee, if applicable, and the Company of the interest rate for the next Interest Period.

The “Calculation Agent” shall be the agent appointed by the Company to calculate the interest rate on the Securities and shall initially be the Paying Agent. The Calculation Agent shall calculate the interest rate in accordance with the foregoing. On or before each Calculation Date (as defined below), the Calculation Agent shall determine the interest rate and notify the Paying Agent. The Calculation Agent shall, upon the request of any Holder of the Securities, provide the interest rate then in effect with respect to the Securities. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and the Holders of this Securities and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The “Calculation Date” pertaining to any Interest Determination Date on the Securities shall be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

The interest rate on the Securities shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

2. Maturity. The Securities shall mature on November 15, 2020 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date as described in paragraph 1 above next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. Subject to Section 4 of the Fourth Supplemental Indenture, the Company shall pay, in euros, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of €1 million or more may be paid on any Interest Payment Date to the owner of record by wire transfer in immediately available funds to a euro account maintained by the payee with a bank in a European city in which banks have access to the TARGET2 System. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below), as supplemented by the Fourth Supplemental Indenture (as defined below), shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Elavon Financial Services DAC, U.K. Branch, shall act as Paying Agent. The Company initially appoints U.S. Bank National Association as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the Fourth Supplemental Indenture dated as of November 15, 2018 (the “Fourth Supplemental Indenture;” the Base Indenture, as supplemented by the Fourth Supplemental Indenture, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

7. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to the Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase; provided, however, that for purposes of the Securities, (a) Section 4.11(a) of the Base Indenture shall be amended by replacing each instance of “$1,000”, “New York City time” “mail” and “mailed” with “€1,000”, “London time”, “send”, “sent”, respectively, and (b) Section 4.11(b)(iii) of the Base Indenture shall be modified by inserting “or the Paying Agent” after “delivered to the Trustee”.

8. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of €100,000 principal amount and integral multiples of €1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges.

9. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

10. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Allergan Capital S.à r.l. or, solely to the extent the successor Person thereto or the acquiring Person, as applicable, would be a Subsidiary of Allergan plc, Allergan Finance, LLC shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Allergan Capital S.à r.l. or Allergan Finance, LLC, as applicable, unless it complies with Article 8 of the Base Indenture.

11. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

12. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

13. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

14. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

15. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. The provisions of articles 470-1 to 470-19 of the Luxembourg law on commercial companies of 10 August 1915 (as amended) are not applicable to the Indenture, the Security Guarantees or the Securities of any series.

19. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

20. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Execution

Exhibit B-1

[Face of Security]

ALLERGAN FUNDING SCS

Certificate No. FXR-2023-1

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A. (“CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF EUROCLEAR OR CLEARSTREAM OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

€500,000,000 1.500% NOTES DUE 2023

CUSIP No. 018489 AF1

ISIN No. XS1909193150

Allergan Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310 (the “Company”), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of the common depositary for Euroclear and Clearstream, or registered assigns, the principal sum of five hundred million euros (€500,000,000) on November 15, 2023, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: November 15 of each year, with the first payment to be made on November 15, 2019.

Regular Record Dates: November 1 of each year (whether or not a Business Day).

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

IN WITNESS WHEREOF, Allergan Funding SCS has caused this instrument to be duly signed.

ALLERGAN FUNDING SCS
For and on behalf of Allergan International Holding S.à r.l., a Luxembourg société à responsabilité limitée, having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg and registered with the Luxembourg register of commerce and companies under number B 172.484, in its capacity as General Partner of Allergan Funding SCS, itself represented by:

By:
Name: Title:

By:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

Dated

[Reverse of Security]

ALLERGAN FUNDING SCS

1.500% NOTES DUE 2023

1. Interest. Allergan Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310 (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable annually in arrears, on November 15 of each year (each such date, an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on November 15, 2019. Interest on the Securities shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or November 15, 2018, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date or Maturity Date for the payment of principal on the Securities, as the case may be. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

If an Interest Payment Date, redemption date for the Securities or the Maturity Date falls on a day that is not a Business Day, the related payment of interest or principal, as applicable, will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date, such redemption date or the Maturity Date, as the case may be, to the date the payment is made. Interest payments will include accrued interest from and including November 15, 2018 or from and including the last date in respect to which interest has been paid, as the case may be, to, but excluding, the Interest Payment Date or the Maturity Date, as the case may be.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

2. Maturity. The Securities will mature on November 15, 2023 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. Subject to Section 4 of the Fourth Supplemental Indenture, the Company shall pay, in euros, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of €1 million or more may be paid on any interest payment date to the owner of record by wire transfer in immediately available funds to a euro account maintained by the payee with a bank in a European city in which banks have access to the TARGET2 System. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below), as supplemented by the Fourth Supplemental Indenture (as defined below), shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Elavon Financial Services DAC, U.K. Branch, shall act as Paying Agent. The Company initially appoints U.S. Bank National Association as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the Fourth Supplemental Indenture dated as of November 15, 2018 (the “Fourth Supplemental Indenture;” the Base Indenture, as supplemented, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption. The Company shall have the right to redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed or sent electronically to the registered holders of the Securities to be redeemed. Upon redemption of any Securities prior to October 15, 2023 (1 month prior to the Maturity Date), the Company shall pay a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed on the date of redemption, discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Government Bond Rate, plus 25 basis points, plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, on or after October 15, 2023 (1 month prior to the Maturity Date), the Company may redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed or sent electronically to the registered holders of the Securities to be redeemed, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied. The Company shall provide written notice to the Trustee (with a copy to the Paying Agent) prior to the close of business two Business Days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Securities in the same manner in which the notice of redemption was given.

If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate or, in the event that the Securities are represented by one or more Global Notes, beneficial interests therein shall be selected for redemption by Clearstream and Euroclear in accordance with their respective applicable procedures therefor. If the Securities are listed on any national securities exchange, Euroclear or Clearstream will select Securities in compliance with the requirements of the principal national securities exchange on which the Securities are listed. Notwithstanding the foregoing, if less than all of the Securities are to be redeemed, no Securities of a principal amount of €100,000 or less shall be redeemed in part.

7. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

8. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to the Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase; provided, however, that for purposes of the Securities, (a) Section 4.11(a) of the Base Indenture shall be amended by replacing each instance of “$1,000”, “New York City time” “mail” and “mailed” with “€1,000”, “London time”, “send”, “sent”, respectively, and (b) Section 4.11(b)(iii) of the Base Indenture shall be modified by inserting “or the Paying Agent” after “delivered to the Trustee”.

9. Notice of Redemption. Notice of redemption shall be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 10 or Article 11 of the Base Indenture. Securities in denominations larger than €2,000 may be redeemed in part but only in whole multiples of €1,000, unless all of the Securities held by a Holder are to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

10. Denominations, Transfer, Exchange. The Securities are in registered form in denominations of €100,000 principal amount and integral multiples of €1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company shall not be required to register the transfer of or exchange any Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed.

11. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

12. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Allergan Capital S.à r.l. or, solely to the extent the successor Person thereto or the acquiring Person, as applicable, would be a Subsidiary of Allergan plc, Allergan Finance, LLC shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Allergan Capital S.à r.l. or Allergan Finance, LLC, as applicable, unless it complies with Article 8 of the Base Indenture.

13. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

14. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

15. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

16. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

17. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

19. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

20. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. The provisions of articles 470-1 to 470-19 of the Luxembourg law on commercial companies of 10 August 1915 (as amended) are not applicable to the Indenture, the Security Guarantees or the Securities of any series.

21. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

22. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit B-2

[Face of Security]

ALLERGAN FUNDING SCS

Certificate No. FXR-2028-1

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A. (“CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF EUROCLEAR OR CLEARSTREAM OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

€500,000,000 2.625% NOTES DUE 2028

CUSIP No. 018489 AG9

ISIN No. XS1909193317

Allergan Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310 (the “Company”), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of the common depositary for Euroclear and Clearstream, or registered assigns, the principal sum of five hundred million euros (€500,000,000) on November 15, 2028, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: November 15 of each year, with the first payment to be made on November 15, 2019.

Regular Record Dates: November 1 of each year (whether or not a Business Day).

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

IN WITNESS WHEREOF, Allergan Funding SCS has caused this instrument to be duly signed.

ALLERGAN FUNDING SCS
For and on behalf of Allergan International Holding S.à r.l., a Luxembourg société à responsabilité limitée, having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg and registered with the Luxembourg register of commerce and companies under number B 172.484, in its capacity as General Partner of Allergan Funding SCS, itself represented by:

By:
Name: Title:

By:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

Dated

[Reverse of Security]

ALLERGAN FUNDING SCS

2.625% NOTES DUE 2028

1. Interest. Allergan Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310 (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable annually in arrears, on November 15 of each year (each such date, an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on November 15, 2019. Interest on the Securities shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities (or November 15, 2018, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date or Maturity Date for the payment of principal on the Securities, as the case may be. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

If an Interest Payment Date, redemption date for the Securities or the Maturity Date falls on a day that is not a Business Day, the related payment of interest or principal, as applicable, will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date, such redemption date or the Maturity Date, as the case may be, to the date the payment is made. Interest payments will include accrued interest from and including November 15, 2018 or from and including the last date in respect to which interest has been paid, as the case may be, to, but excluding, the Interest Payment Date or the Maturity Date, as the case may be.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

2. Maturity. The Securities will mature on November 15, 2028 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. Subject to Section 4 of the Fourth Supplemental Indenture, the Company shall pay, in euros, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of €1 million or more may be paid on any interest payment date to the owner of record by wire transfer in immediately available funds to a euro account maintained by the payee with a bank in a European city in which banks have access to the TARGET2 System. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below), as supplemented by the Fourth Supplemental Indenture (as defined below), shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Elavon Financial Services DAC, U.K. Branch, shall act as Paying Agent. The Company initially appoints U.S. Bank National Association as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the Fourth Supplemental Indenture dated as of November 15, 2018 (the “Fourth Supplemental Indenture;” the Base Indenture, as supplemented, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption. The Company shall have the right to redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed or sent electronically to the registered holders of the Securities to be redeemed. Upon redemption of any Securities prior to August 15, 2028 (3 months prior to the Maturity Date), the Company shall pay a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed on the date of redemption, discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Government Bond Rate, plus 35 basis points, plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, on or after August 15, 2028 (3 months prior to the Maturity Date), the Company may redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed or sent electronically to the registered holders of the Securities to be redeemed, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied. The Company shall provide written notice to the Trustee (with a copy to the Paying Agent) prior to the close of business two Business Days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Securities in the same manner in which the notice of redemption was given.

If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate or, in the event that the Securities are represented by one or more Global Notes, beneficial interests therein shall be selected for redemption by Clearstream and Euroclear in accordance with their respective applicable procedures therefor. If the Securities are listed on any national securities exchange, Euroclear or Clearstream will select Securities in compliance with the requirements of the principal national securities exchange on which the Securities are listed. Notwithstanding the foregoing, if less than all of the Securities are to be redeemed, no Securities of a principal amount of €100,000 or less shall be redeemed in part.

7. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

8. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to the Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase; provided, however, that for purposes of the Securities, (a) Section 4.11(a) of the Base Indenture shall be amended by replacing each instance of “$1,000”, “New York City time” “mail” and “mailed” with “€1,000”, “London time”, “send”, “sent”, respectively, and (b) Section 4.11(b)(iii) of the Base Indenture shall be modified by inserting “or the Paying Agent” after “delivered to the Trustee”.

9. Notice of Redemption. Notice of redemption shall be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 10 or Article 11 of the Base Indenture. Securities in denominations larger than €2,000 may be redeemed in part but only in whole multiples of €1,000, unless all of the Securities held by a Holder are to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

10. Denominations, Transfer, Exchange. The Securities are in registered form in denominations of €100,000 principal amount and integral multiples of €1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company shall not be required to register the transfer of or exchange any Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed.

11. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

12. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Allergan Capital S.à r.l. or, solely to the extent the successor Person thereto or the acquiring Person, as applicable, would be a Subsidiary of Allergan plc, Allergan Finance, LLC shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Allergan Capital S.à r.l. or Allergan Finance, LLC, as applicable, unless it complies with Article 8 of the Base Indenture.

13. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

14. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

15. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

16. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

17. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or U.S. Bank National Association or an authenticating agent in accordance with the Indenture.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

19. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

20. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. The provisions of articles 470-1 to 470-19 of the Luxembourg law on commercial companies of 10 August 1915 (as amended) are not applicable to the Indenture, the Security Guarantees or the Securities of any series.

21. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

22. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.